UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 9, 2014

Date of report (date of earliest event reported)

IMS Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36381	27-1335689
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of principal executive offices) (Zip Code)

(203) 448-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 9, 2014, in connection with the closing of the initial public offering (the “IPO”) of IMS Health Holdings, Inc. (the “Company”), the Company entered into an amended and restated shareholder’s agreement (the “Shareholders’ Agreement”) with TPG Partners V, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P., TPG Partners VI, L.P., TPG FOF VI SPV, L.P., TPG Biotechnology Partners III, L.P., TPG Iceberg Co-Invest LLC, CPP Investment Board Private Holdings Inc., Green Equity Investors V, L.P., Green Equity Investors Side V, L.P. and LGP Iceberg Coinvest, LLC. In addition, on April 9, 2014, the Company entered into an amendment (the “Management Registration Rights Amendment”) to the registration and preemptive rights agreement by and among the Company and the managers and manager designees named therein. The terms of the Shareholders’ Agreement and the Management Registration Rights Amendment and the Company’s relationships with the parties thereto were previously reported in the Company’s Registration Statement on Form S-1 (File No. 333-193159) (the “Registration Statement”).

Copies of the Shareholders’ Agreement and the Management Registration Rights Amendment are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2014, in connection with the closing of the IPO, the Company filed an amended and restated certificate of incorporation (the “Charter”) with the Secretary of State of the State of Delaware and the Company’s amended and restated bylaws (the “Bylaws”) became effective. The Charter and the Bylaws were previously approved by the Company’s board of directors and stockholders and amend and restate the Company’s prior certificate of incorporation and bylaws in their entirety. The terms of the Charter and Bylaws were previously reported in the Registration Statement.

Copies of the Charter and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of IMS Health Holdings, Inc.

3.2	Amended and Restated Bylaws of IMS Health Holdings, Inc.

4.1	Amendment of Registration and Preemptive Rights Agreement, dated April 9, 2014, by and among IMS Health Holdings, Inc. and each of the Managers and Manager Designees named therein

10.1	Amended and Restated Shareholders’ Agreement, dated April 9, 2014, by and among TPG Partners V, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P., TPG Partners VI, L.P., TPG FOF VI SPV, L.P., TPG Biotechnology Partners III, L.P., TPG Iceberg Co-Invest LLC, CPP Investment Board Private Holdings Inc., Green Equity Investors V, L.P., Green Equity Investors Side V, L.P., LGP Iceberg Coinvest, LLC and IMS Health Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH HOLDINGS, INC.

By:	/s/ Ronald E. Bruehlman
Name:	Ronald E. Bruehlman
Title:	Senior Vice President & Chief Financial Officer

Dated: April 9, 2014